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                                                                    Exhibit 23.1



CONSENT OF INDEPENDENT ACCOUNTANTS
----------------------------------


The Board of Directors
Medi-Ject Corporation:

We hereby consent to incorporation by reference in this Registration Statement on Form S-8 our report dated June 7, 1996, which report appears in the prospectus contained in Medi-Ject Corporation's Registration Statement on Form S-1 (File No. 333-6661).


/s/  KPMG Peat Marwick LLP

Minneapolis, Minnesota
January 24, 1997